UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 22, 2018
AT&T INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (210) 821-4105

__________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 Other Events.

On May 22, 2018, AT&T Inc. (referred to as "AT&T," or the "Company") announced the presentation of new contract offers to the Communications Workers of America covering approximately 13,100 wireline employees in the Midwest and Legacy T (AT&T Corp.) labor contracts. The offers were presented by Illinois Bell Telephone Company, Indiana Bell Telephone Company, Incorporated, Michigan Bell Telephone Company, The Ohio Bell Telephone Company, Wisconsin Bell, Inc., AT&T Services, Inc., and DIRECTV, LLC, among others, for Midwest; and AT&T Corp. and DIRECTV, LLC, among others, for Legacy T.

The proposed contracts, if ratified by the represented employees, would contain the following provisions:

(1)	Compounded annual wage increases totaling over 11% over the term of each contract – specifically,
•	Effective upon ratification – 3.00%
•	Effective April 14, 2019 – 2.25%
•	Effective April 12, 2020 – 3.00%
•	Effective April 11, 2021 – 2.50%

(2)	The Company would pay about 70% of the total cost of employees' healthcare, including 100% of preventive care costs.

(3)	Qualified employees who currently have an employment security commitment would continue to receive a job offer with AT&T should they be declared surplus.

(4) The offers continue to provide both a pension plan and a 401(k) savings plan for all employees. Under each offer, those employees covered by the Company's banded pension plan would receive annual 1% pension band increases. In addition, all employees covered by these contracts will now participate in the AT&T Retirement Savings Plan.

If accepted and ratified by the union, each proposed contract would expire on April 9, 2022.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties. A discussion of factors that may affect future results is contained in AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: May 22, 2018	By: /s/ Debra L. Dial Debra L. Dial Senior Vice President and Controller